Exhibit 3.1


                          Certificate of Incorporation

                                       of

                  Enterprise Diversified Holdings Incorporated

      The undersigned, a corporation of the State of New Jersey, for the purpose of forming a corporation pursuant to the provisions of the New Jersey Business Corporation Act, does hereby certify as fellows:

      1. The name of the corporation is Enterprise Diversified Holdings Incorporated.

      2. The purpose for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act.

      3. The aggregate number of shares which the corporation shall have authority to issue is 1,000,000 shares of Capital Stock, without par value.

      4. The number of directors of the corporation at any time may be increased or (in the event of an existing vacancy) diminished by vote of the Board of Directors, and in case of any such increase the Board of Directors shall have power to elect each such additional director to hold office until the next succeeding annual meeting of stockholders and until his successor shall have been elected and qualified.

      5. The shareholders of the corporation, by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors, may remove one or more or all of the directors without cause. The Board of Directors, by the affirmative vote of a majority of the directors in office, may remove a director or directors for cause where, in the judgment of such majority, the continuation of the director or directors in office would be harmful to the corporation and may suspend the director or directors for a reasonable period pending final determination that cause exists for such removal.

      6. To the full extent from time to time permitted by law, directors and officers of the corporation shall not be personally liable to the corporation or its shareholders for damages for breach of any duty owed to the corporation or its shareholders. No amendment or repeal of this provision shall adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment or repeal.

      7. The address of the corporation's initial registered office is 80 Park Plaza, Newark, New Jersey 07101, and the name of the corporation's initial registered agent at such address is Robert S. Smith.

      8. The number of directors constituting the first Board of Directors of the corporation is seven, and the names and addresses of the persons who are to serve as such directors are as follows:

            E. James Ferland           80 Park Plaza
                                       Newark, NJ 07101

            William E. Marfuggi        80 Park Plaza
                                       Newark, NJ 07101

            T.J. Dermot Dunphy         80 Park Plaza
                                       Newark, NJ 07101

            Shirley A. Jackson         80 Park Plaza
                                       Newark, NJ 07101

            Marilyn M. Pfaltz          80 Park Plaza
                                       Newark, NJ 07101

            Harold W. Sonn             80 Park Plaza
                                       Newark, NJ 07101

            Josh S. Weston             80 Park Plaza
                                       Newark, NJ 07101

      9. The name and address of the incorporator is Public Service Enterprise Group Incorporated, 80 Park Plaza, Newark, New Jersey 07101.

      In Witness Whereof, the undersigned, the incorporator of the above-named corporation, has caused this Certificate of Incorporation to be executed this 20th day of June, 1989.


                                                   PUBLIC SERVICE ENTERPRISE
                                                      GROUP INCORPORATED

                                                   By: /s/ E. James Ferland
                                                      --------------------------
                                                         E. James Ferland
                                                         Chairman of the Board,
                                                         President and Chief
                                                         Executive Officer

Attest:

/s/ Robert S. Smith
-----------------------
    Robert S. Smith
       Secretary

                            Certificate of Amendment

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                  ENTERPRISE DIVERSIFIED HOLDINGS INCORPORATED


                              ---------------------



                 Authorizing 1,000,000 Shares of Preferred Stock

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                  Enterprise Diversified Holdings Incorporated

                             -----------------------

      Enterprise Diversified Holdings Incorporated, a New Jersey corporation, does hereby certify, pursuant to subsection 14A:9-4(3) of the New Jersey Business Corporation Act, that:

      (a) The name of this corporation is "Enterprise Diversified Holdings Incorporated".

      (b) The following is a copy of resolutions of the Board of Directors of said corporation, amending the Certificate of Incorporation of said corporation dated June 20, 1989, as amended, pursuant to subsection 14A:9-2(4) of the New Jersey Business Corporation Act:

      "Resolved,   that  Section  3  of  this   corporation's   Certificate   of
      Incorporation  dated  June 20,  1989 is hereby  amended by  deleting  said
      Section in its entirety and inserting the following:

            3. The  corporation  shall  have the  authority  to issue  1,000,000 shares of Common Stock, without par value, and 1,000,000 shares of Preferred Stock. The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms as it may determine, and to divide the Preferred Stock into one or more classes or series and in connection with the creation of any such class or series to fix, by resolution or resolutions providing for the issue thereof, the designation, the number of shares, and the relative rights, preferences and limitations thereof, to the full extent now or hereafter permitted by law."

      (c) The foregoing resolutions were duly adopted by the Board of Directors of said corporation at a meeting duly called and held on October 21, 1997, at which a quorum was present and acting throughout and by written consent of its sole shareholder, Public Service Enterprise Group Incorporated, on October 21, 1997.

      (d) The number of shares entitled to vote is 100.

      (e) The number of shares voted for the amendment is 100; the number of shares voted against the amendment is 0.

      (f)  The   amendment   is  not   intended  to  provide  for  an  exchange,
reclassification or cancellation of issued shares.

      (g) The amendment shall be effective at the time of filing of this Certificate.

      IN WITNESS WHEREOF, said Enterprise Diversified Holdings Incorporated has made this Certificate this 21st day of October, 1997.




                                   ENTERPRISE DIVERSIFIED HOLDINGS INCORPORATED



                                   By  /s/ E. James Ferland
                                     ------------------------------------------
                                             E. James Ferland
                                             Chairman of the Board and
                                             Chief Executive Officer

[CORPORATE SEAL]

Attest:



By /s/ Edward J. Biggins, Jr.
  -----------------------------
         Edward J. Biggins, Jr.
         Secretary

                            Certificate of Amendment

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                  ENTERPRISE DIVERSIFIED HOLDINGS INCORPORATED


                                -----------------



                Establishing the 4.10% Cumulative Preferred Stock
                       as a series of the Preferred Stock.

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                  Enterprise Diversified Holdings Incorporated

                                -----------------

      Enterprise Diversified Holdings Incorporated, a New Jersey corporation, does hereby certify, pursuant to subsection 14A:7-2(4) of the New Jersey Business Corporation Act, that:

            (a) The name of this corporation is "Enterprise Diversified Holdings Incorporated".

            (b) The following is a copy of resolutions of the Board of Directors of said corporation, amending the Certificate of Incorporation of said corporation dated June 20, 1989, as amended, pursuant to subsections 14A:7-2(2) and 14A:7-2(3) of the New Jersey Business Corporation Act and
      Section 3 of said Certificate of Incorporation:

      RESOLVED, that a series of Preferred Stock of this Corporation, designated "4.10% Cumulative Preferred Stock" (hereinafter in these resolutions sometimes referred to as the "4.10% Preferred Stock"), and consisting of 75 shares of the par value of $1,000,000 each, be and the same is hereby created and established as a series within the 1,000,000 shares of Preferred Stock of this Corporation upon the effectiveness of the Certificate of Amendment of the Certificate of Incorporation of this Corporation to authorize the issuance of 1,000,000 shares of Preferred Stock;

      FURTHER RESOLVED, that the relative rights, preferences and limitations of the shares of the 4.10% Preferred Stock are hereby determined to be as follows:

          (a) Dividends. The holder of shares of the 4.10% Preferred Stock shall be entitled to receive, and the corporation shall be obliged to pay, but only when and as declared by the Board of Directors, and only out of its earned surplus, cash dividends thereon, at the rate per share per annum of 4.10%, and no more, payable quarterly, with respect to each calendar quarterly period, on or prior to the last day of each such calendar quarterly period, to wit, the last day of each January, April, July and October. Dividends on each share of such series of the 4.10% Preferred Stock shall be cumulative from date of issuance.

          Subject to the provisions contained herein, all additional earned surplus of the corporation may be divided among and paid to the holders of Common Stock.

          (b) Restrictions on Dividends on and Purchase of Junior Stock. So long as any of 4.10% Preferred Stock shall remain outstanding, no dividend (other than dividends payable in shares of Common Stock) shall be paid on or set apart for the Common Stock, nor shall any shares thereof be purchased, redeemed, or otherwise acquired by the corporation or any subsidiary thereof (other than shares acquired without cost to the corporation or such subsidiary) unless

               (i) all dividends on all outstanding shares of the 4.10% Preferred Stock for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart;

               (ii) after giving  effect to the payment of such dividend or such purchase, redemption, or other acquisition, the capital of the corporation represented by its Common Stock, together with its surplus as then stated on its books of account, shall in the aggregate exceed the aggregate of the amounts payable on involuntary liquidation or dissolution of the corporation in respect of all shares of the 4.10% Preferred Stock then outstanding.

          (c) Voting Rights. All voting rights in the corporation shall be vested exclusively in the holders of Common Stock.

          (d) Redemption. The shares of the 4.10% Preferred Stock may be redeemed at the option of the Board of Directors of the corporation at any time at par plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not such dividends have been earned or declared.

          All shares of 4.10% Preferred Stock redeemed by the corporation shall be cancelled and upon such cancellation shall be restored to the status of authorized but unissued shares, not classified as to series.

          (e) Liquidation or Dissolution. On liquidation or dissolution of the corporation, before any payment or distribution shall be made to the holders of Common Stock, if such liquidation or dissolution be involuntary, the holder of the 4.10% Preferred Stock shall be entitled to be paid the sum of $1,000,000 per share, of, if such liquidation or dissolution be voluntary, the holder of the shares of 4.10% Preferred Stock shall be entitled to be paid the amount established by the Board of Directors, plus an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared. After such payments shall have been made in full to the holder of 4.10% Preferred Stock, it shall be entitled to no further payment or distribution.

          A consolidation or merger to which the corporation shall be a party shall not be deemed a liquidation or dissolution of the corporation within the meaning of this subdivision.

          (f) The shares of the 4.10% Preferred Stock are not transferable.

     FURTHER RESOLVED, that the Certificate of Incorporation of this Corporation dated June 20, 1989, as amended, be and it hereby is further amended so that the designation and number of shares of such series and the relative rights, preferences and limitations of such series are as stated in these resolutions;

     FURTHER RESOLVED, that the proper officers of this Corporation be and they hereby are authorized and directed to execute on behalf of this Corporation and to file in the office of the Secretary of State of the State of New Jersey a certificate of amendment to the Certificate of Incorporation of this Corporation, as amended, setting forth a copy of these resolutions, as required by subsection 14A:7-2(4) of the New Jersey Business Corporation Act".

          (c) The foregoing resolutions were duly adopted by the Board of Directors of said Corporation at a meeting duly called and held on October 21, 1997, at which a quorum was present and acting throughout.

          (d) The Certificate of Incorporation of this corporation dated June 20, 1989, as amended, is further amended so that the designation and number of shares of the 4.10% Cumulative Preferred Stock of said corporation, and the relative rights, preferences and limitations of such series are as stated in said resolutions.

     IN WITNESS WHEREOF, said Enterprise Diversified Holdings Incorporated has made this Certificate this 21st day of October, 1997.

                                   ENTERPRISE DIVERSIFIED HOLDINGS INCORPORATED

                                   By: /s/ E. James Ferland
                                      ---------------------------------------
                                                E. James Ferland
                                                Chairman of the Board

[CORPORATE SEAL]

Attest:

By: /s/ Edward J. Biggins, Jr.
   ----------------------------
        Edward J. Biggins, Jr.
        Secretary

                            Certificate of Amendment

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                  ENTERPRISE DIVERSIFIED HOLDINGS INCORPORATED


                                ----------------



                Establishing the 5.01% Cumulative Preferred Stock
                       as a series of the Preferred Stock.

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                  Enterprise Diversified Holdings Incorporated

                                ----------------

      Enterprise Diversified Holdings Incorporated, a New Jersey corporation, does hereby certify, pursuant to subsection 14A:7-2(4) of the New Jersey Business Corporation Act, that:

     (a) The name of this corporation is "Enterprise Diversified Holdings Incorporated".

     (b) The following is a copy of resolutions of the Board of Directors of said corporation, amending the Certificate of Incorporation of said corporation dated June 20, 1989, as amended, pursuant to subsections 14A:7-2(2) and 14A:7-2(3) of the New Jersey Business Corporation Act and Section 3 of said Certificate of Incorporation:

          RESOLVED, that a series of Preferred Stock of this Corporation, designated "5.01% Cumulative Preferred Stock" (hereinafter in these resolutions sometimes referred to as the "5.01% Preferred Stock"), and consisting of 435 shares of the par value of $500,000 each, be and the same is hereby created and established as a series of Preferred Stock of this Corporation;

          FURTHER   RESOLVED,   that  the  relative   rights,   preferences  and
     limitations of the shares of the 5.01% Preferred Stock are hereby determined to be as follows:

          (a) Dividends. The holder of shares of the 5.01% Preferred Stock shall be entitled to receive, and the corporation shall be obliged to pay, but only when and as declared by the Board of Directors, and only out of its earned surplus, cash dividends thereon, at the rate per share per annum of 5.01%, and no more, payable quarterly, with respect to each calendar quarterly period, on or prior to the last day of each such calendar quarterly period, to wit, the last day of each March, June, September and December. Dividends on each share of such series of the 5.01% Preferred Stock shall be cumulative from date of issuance.

          Subject to the provisions contained herein, all additional earned surplus of the corporation may be divided among and paid to the holders of Common Stock.

          (b) Restrictions on Dividends on and Purchase of Junior Stock. So long as any of 5.01% Preferred Stock shall remain outstanding, no dividend (other than dividends payable in shares of Common Stock) shall be paid on or set apart for the Common Stock, nor shall any shares thereof be purchased, redeemed, or otherwise acquired by the corporation or any subsidiary thereof (other than shares acquired without cost to the corporation or such subsidiary) unless:

          (i) all dividends on all outstanding shares of the 5.01% Preferred Stock for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart;

          (ii) after giving effect to the payment of such dividend or such purchase, redemption, or other acquisition, the capital of the corporation represented by its Common Stock, together with its surplus as then stated on its books of account, shall in the aggregate exceed the aggregate of the amounts payable on involuntary liquidation or dissolution of the corporation in respect of all shares of the 5.01% Preferred Stock then outstanding.

          (c) Voting Rights. All voting rights in the corporation shall be vested exclusively in the holders of Common Stock.

          (d) Redemption. The shares of the 5.01% Preferred Stock may be redeemed at the option of the Board of Directors of the corporation at any time at par plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not such dividends have been earned or declared.

          All shares of 5.01% Preferred Stock redeemed by the corporation shall be canceled and upon such cancellation shall be restored to the status of authorized but unissued shares, not classified as to series.

          (e) Liquidation or Dissolution. On liquidation or dissolution of the corporation, before any payment or distribution shall be made to the holders of Common Stock, if such liquidation or dissolution be involuntary, the holder of the 5.01% Preferred Stock shall be entitled to be paid the sum of $500,000 per share, or, if such liquidation or dissolution be voluntary, the holder of the shares of 5.01% Preferred Stock shall be entitled to be paid the amount established by the Board of Directors, plus an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared. After such payments shall have been made in full to the holder of 5.01% Preferred Stock, it shall be entitled to no further payment or distribution.

          A consolidation or merger to which the corporation shall be a party shall not be deemed a liquidation or dissolution of the corporation within the meaning of this subdivision.

          (f) The shares of the 5.01% Preferred Stock are not transferable.

          FURTHER RESOLVED, that the Certificate of Incorporation of this Corporation dated June 20, 1989, as amended, be, and it hereby is, further amended so that the designation and number of shares of such series and the relative rights, preferences and limitations of such series are as stated in these resolutions;

          FURTHER RESOLVED, that the proper officers of this Corporation be, and they hereby are, authorized and directed to execute on behalf of this Corporation and to file in the office of the Secretary of State of the State of New Jersey a certificate of amendment to the Certificate of Incorporation of this Corporation, as amended, setting forth a copy of these resolutions, as required by subsection 14A:7-2(4) of the New Jersey Business Corporation Act;

          FURTHER  RESOLVED,  that this Corporation issue and sell 435 shares of
     its  5.01%  Preferred  Stock  to  its  sole  shareholder,   Public  Service
     Enterprise Group Incorporated, for the sum of $217,500,000; and

          FURTHER RESOLVED, that the officers of this Corporation be, and they hereby are, authorized and directed to take such other and further action as they shall deem necessary or advisable to carry out the intent and purposes of these resolutions.

          (c) The foregoing resolutions were duly adopted by the Board of Directors of said Corporation at a meeting duly called and held on January 20, 1998, at which a quorum was present and acting throughout.

          (d) The Certificate of Incorporation of this corporation dated June 20, 1989, as amended, is further amended so that the designation and number of shares of the 5.01% Cumulative Preferred Stock of said corporation, and the relative rights, preferences and limitations of such series are as stated in said resolutions.

     IN WITNESS WHEREOF, said Enterprise Diversified Holdings Incorporated has made this Certificate this 20st day of January, 1998.

                                  ENTERPRISE DIVERSIFIED HOLDINGS INCORPORATED

                                  By: /s/ E. James Ferland
                                     -----------------------------------
                                           E. James Ferland
                                           Chairman of the Board

[CORPORATE SEAL]

Attest:

By: /s/ Edward J. Biggins, Jr.
   ----------------------------
      Edward J. Biggins, Jr.
      Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                  ENTERPRISE DIVERSIFIED HOLDINGS INCORPORATED


      Enterprise Diversified Holdings Incorporated, a New Jersey corporation, does hereby certify, pursuant to subsection 14A:9-4(3) of the New Jersey Business Corporation Act, as follows:

      1. The name of the corporation is "Enterprise Diversified Holdings Incorporated".

      2. The following resolution was adopted by the sole shareholder of said corporation, amending the corporation's Certificate of Incorporation dated June 20, 1989, pursuant to subsections 14A:9-1(2) and 14A:9-2(4) of the New Jersey Business Corporation Act:

            RESOLVED, that the Certificate of Incorporation of this Corporation be amended by substituting the name "PSEG Energy Holdings Inc." for the name "Enterprise Diversified Holdings Incorporated".

      3. The date of the adoption of such amendment by the sole shareholder of said Corporation is June 8, 1998.

      4. The number of shares of each class and series of the stock of the corporation entitled to vote thereon are as follows:

                  Designation             Number
                  -----------             ------
                  Common                  100

      5. The number of shares of each class and series of the stock of the corporation voting for and against such amendment is as follows:

                  Designation             Number For           Number Against
                  -----------             ----------           --------------
                  Common                  100                        -0-

      6. No exchange, reclassification or cancellation of issued shares is affected as a result of such amendment.

      7.  This amendment shall become effective upon filing.

      IN WITNESS WHEREOF, Enterprise Diversified Holdings Incorporated has made this Certificate this 10th day of June, 1998.

                                               Enterprise Diversified Holdings
                                               Incorporated
Attest:

/s/ Patrick M. Burke                           By: /s/ Robert J. Dougherty, Jr.
--------------------------------                  ------------------------------
Patrick M. Burke                                     Robert J. Dougherty, Jr.
Assistant Secretary                                  President

                            Certificate of Amendment

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                            PSEG ENERGY HOLDINGS INC.


                                -----------------



              Establishing the Series B Cumulative Preferred Stock
                       as a series of the Preferred Stock.

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                            PSEG Energy Holdings Inc.

                               ------------------

      PSEG Energy Holdings Inc., a New Jersey corporation, does hereby certify, pursuant to subsection 14A:7-2(4) of the New Jersey Business Corporation Act, that:

     (a) The name of this corporation is "PSEG Energy Holdings Inc.".

     (b) The following is a copy of resolutions of the Preferred Stock Pricing Committee of the Board of Directors of said corporation, acting pursuant to authority granted to it by the Board of Directors of said corporation, amending the Certificate of Incorporation of said corporation dated June 20, 1989, as amended, pursuant to subsections 14A:7-2(2) and 14A:7-2(3) of the New Jersey Business Corporation Act and Section 3 of said Certificate of Incorporation:

          RESOLVED, that a series of Preferred Stock of this Corporation, designated "Series B Cumulative Preferred Stock" (hereinafter in these resolutions sometimes referred to as the "Series B Preferred Stock"), and consisting of 1,467 shares of the par value of $100,000 each, be and the same is hereby created and established as a series of Preferred Stock of this Corporation;

          FURTHER   RESOLVED,   that  the  relative   rights,   preferences  and
     limitations of the shares of the Series B Preferred Stock are hereby determined to be as follows:

          (a) Dividends. The holder of shares of the Series B Preferred Stock shall be entitled to receive, and the corporation shall be obliged to pay, but only when and as declared by the Board of Directors, and only out of its earned surplus, cash dividends thereon, for all periods through June 30, 2008, at the rate per share per annum of 4.80%, and no more, and, thereafter, dividends shall be paid at such rate as shall be established by the Board of Directors of this Corporation, payable quarterly, with respect to each calendar quarterly period, on or prior to the last day of each such calendar quarterly period, to wit, the last day of each March, June, September and December, commencing September 30, 1998. Dividends on each share of such series of the Series B Preferred Stock shall be cumulative from date of issuance.

          Subject to the provisions contained herein, all additional earned surplus of the corporation may be divided among and paid to the holders of Common Stock.

          (b) Restrictions on Dividends on and Purchase of Junior Stock. So long as any of Series B Preferred Stock shall remain outstanding, no dividend (other than dividends payable in shares of Common Stock) shall be paid on or set apart for the Common Stock, nor shall any shares thereof be purchased, redeemed, or otherwise acquired by the corporation or any subsidiary thereof (other than shares acquired without cost to the corporation or such subsidiary) unless:

          (i) all dividends on all outstanding shares of the Series B Preferred Stock for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart;

          (ii) after giving effect to the payment of such dividend or such purchase, redemption, or other acquisition, the capital of the corporation represented by its Common Stock, together with its surplus as then stated on its books of account, shall in the aggregate exceed the aggregate of the amounts payable on involuntary liquidation or dissolution of the corporation in respect of all shares of the Series B Preferred Stock then outstanding.

          (c) Voting Rights. All voting rights in the corporation shall be vested exclusively in the holders of Common Stock.

          (d) Redemption. The shares of the Series B Preferred Stock may be redeemed at the option of the Board of Directors of the corporation at any time at par plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not such dividends have been earned or declared.

          All shares of Series B Preferred Stock redeemed by the corporation shall be canceled and upon such cancellation shall be restored to the status of authorized but unissued shares, not classified as to series.

          (e) Liquidation or Dissolution. On liquidation or dissolution of the corporation, before any payment or distribution shall be made to the holders of Common Stock, if such liquidation or dissolution be involuntary, the holder of the Series B Preferred Stock shall be entitled to be paid the sum of $100,000 per share, or, if such liquidation or dissolution be voluntary, the holder of the shares of Series B Preferred Stock shall be entitled to be paid the amount established by the Board of Directors, plus an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared. After such payments shall have been made in full to the holder of Series B Preferred Stock, it shall be entitled to no further payment or distribution.

          A consolidation or merger to which the corporation shall be a party shall not be deemed a liquidation or dissolution of the corporation within the meaning of this subdivision.

          (f) The shares of the Series B Preferred Stock are not transferable.

          FURTHER RESOLVED, that the Certificate of Incorporation of this Corporation dated June 20, 1989, as amended, be, and it hereby is, further amended so that the designation and number of shares of such series and the relative rights, preferences and limitations of such series are as stated in these resolutions;

          FURTHER RESOLVED, that the proper officers of this Corporation be, and they hereby are, authorized and directed to execute on behalf of this Corporation and to file in the office of the Secretary of State of the State of New Jersey a certificate of amendment to the Certificate of Incorporation of this Corporation, as amended, setting forth a copy of these resolutions, as required by subsection 14A:7-2(4) of the New Jersey Business Corporation Act;

          FURTHER RESOLVED, that this Corporation issue and sell 1,467 shares of its Series B Preferred Stock to its sole shareholder, Public Service Enterprise Group Incorporated, for the sum of $146,700,000; and

          FURTHER RESOLVED, that the officers of this Corporation be, and they hereby are, authorized and directed to take such other and further action as they shall deem necessary or advisable to carry out the intent and purposes of these resolutions.

     (c) The foregoing resolutions were duly adopted by the Preferred Stock Pricing Committee of the Board of Directors of said Corporation at a meeting duly called and held on June 25, 1998, at which a quorum was present and acting throughout.

     (d) The Certificate of Incorporation of this corporation dated June 20, 1989, as amended, is further amended so that the designation and number of shares of the Series B Cumulative Preferred Stock of said corporation, and the relative rights, preferences and limitations of such series are as stated in said resolutions.

     IN  WITNESS  WHEREOF,   said  PSEG  Energy  Holdings  Inc.  has  made  this
Certificate this 25th day of June, 1998.

                                         PSEG ENERGY HOLDINGS INC.

                                         By: /s/ E. James Ferland
                                            -----------------------------------
                                                  E. James Ferland
                                                  Chairman of the Board

[CORPORATE SEAL]

Attest:

By: /s/ Edward J. Biggins, Jr.
   ----------------------------
        Edward J. Biggins, Jr.
        Secretary

                            Certificate of Amendment

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                            PSEG ENERGY HOLDINGS INC.


                                -----------------



              Establishing the Series C Cumulative Preferred Stock
                       as a series of the Preferred Stock.

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                            PSEG Energy Holdings Inc.

                                -----------------

      PSEG Energy Holdings Inc., a New Jersey corporation, does hereby certify, pursuant to subsection 14A:7-2(4) of the New Jersey Business Corporation Act, that:

     (a) The name of this corporation is "PSEG Energy Holdings Inc.".

     (b) The following is a copy of resolutions of the Preferred Stock Pricing Committee of the Board of Directors of said corporation, acting pursuant to authority granted to it by the Board of Directors of said corporation, amending the Certificate of Incorporation of said corporation dated June 20, 1989, as amended, pursuant to subsections 14A:7-2(2) and 14A:7-2(3) of the New Jersey Business Corporation Act and Section 3 of said Certificate of Incorporation:

          RESOLVED, that a series of Preferred Stock of this Corporation, designated "Series C Cumulative Preferred Stock" (hereinafter in these resolutions sometimes referred to as the "Series C Preferred Stock"), and consisting of 1,450 shares of the par value of $100,000 each, be and the same is hereby created and established as a series of Preferred Stock of this Corporation;

          FURTHER   RESOLVED,   that  the  relative   rights,   preferences  and
     limitations of the shares of the Series C Preferred Stock are hereby determined to be as follows:

          (a) Dividends. The holder of shares of the Series C Preferred Stock shall be entitled to receive, and the corporation shall be obliged to pay, but only when and as declared by the Board of Directors, and only out of its earned surplus, cash dividends thereon, at the rate per share per annum of 4.875%, and no more, payable quarterly, with respect to each calendar quarterly period, on or prior to the last day of each such calendar quarterly period, to wit, the last day of each March, June, September and December, commencing September 30, 1998. Dividends on each share of such series of the Series C Preferred Stock shall be cumulative from date of issuance.

          Subject to the provisions contained herein, all additional earned surplus of the corporation may be divided among and paid to the holders of Common Stock.

          (b) Restrictions on Dividends on and Purchase of Junior Stock. So long as any of Series C Preferred Stock shall remain outstanding, no dividend (other than dividends payable in shares of Common Stock) shall be paid on or set apart for the Common Stock, nor shall any shares thereof be purchased, redeemed, or otherwise acquired by the corporation or any subsidiary thereof (other than shares acquired without cost to the corporation or such subsidiary) unless:

          (i) all dividends on all outstanding shares of the Series C Preferred Stock for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart;

          (ii) after giving effect to the payment of such dividend or such purchase, redemption, or other acquisition, the capital of the corporation represented by its Common Stock, together with its surplus as then stated on its books of account, shall in the aggregate exceed the aggregate of the amounts payable on involuntary liquidation or dissolution of the corporation in respect of all shares of the Series C Preferred Stock then outstanding.

          (c) Voting Rights. All voting rights in the corporation shall be vested exclusively in the holders of Common Stock.

          (d) Redemption. The shares of the Series C Preferred Stock may be redeemed at the option of the Board of Directors of the corporation at any time at par plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not such dividends have been earned or declared.

          All shares of Series C Preferred Stock redeemed by the corporation shall be canceled and upon such cancellation shall be restored to the status of authorized but unissued shares, not classified as to series.

          (e) Liquidation or Dissolution. On liquidation or dissolution of the corporation, before any payment or distribution shall be made to the holders of Common Stock, if such liquidation or dissolution be involuntary, the holder of the Series C Preferred Stock shall be entitled to be paid the sum of $100,000 per share, or, if such liquidation or dissolution be voluntary, the holder of the shares of Series C Preferred Stock shall be entitled to be paid the amount established by the Board of Directors, plus an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared. After such payments shall have been made in full to the holder of Series C Preferred Stock, it shall be entitled to no further payment or distribution.

          A consolidation or merger to which the corporation shall be a party shall not be deemed a liquidation or dissolution of the corporation within the meaning of this subdivision.

          (f) The shares of the Series C Preferred Stock are not transferable.

          FURTHER RESOLVED, that the Certificate of Incorporation of this Corporation dated June 20, 1989, as amended, be, and it hereby is, further amended so that the designation and number of shares of such series and the relative rights, preferences and limitations of such series are as stated in these resolutions;

          FURTHER RESOLVED, that the proper officers of this Corporation be, and they hereby are, authorized and directed to execute on behalf of this Corporation and to file in the office of the Secretary of State of the State of New Jersey a certificate of amendment to the Certificate of Incorporation of this Corporation, as amended, setting forth a copy of these resolutions, as required by subsection 14A:7-2(4) of the New Jersey Business Corporation Act;

          FURTHER RESOLVED, that this Corporation issue and sell 1,450 shares of its Series C Preferred Stock to its sole shareholder, Public Service Enterprise Group Incorporated, for the sum of $145,000,000; and

          FURTHER RESOLVED, that the officers of this Corporation be, and they hereby are, authorized and directed to take such other and further action as they shall deem necessary or advisable to carry out the intent and purposes of these resolutions.

     (c) The foregoing resolutions were duly adopted by the Preferred Stock Pricing Committee of the Board of Directors of said Corporation at a meeting duly called and held on July 1, 1998, at which a quorum was present and acting throughout.

     (d) The Certificate of Incorporation of this corporation dated June 20, 1989, as amended, is further amended so that the designation and number of shares of the Series C Cumulative Preferred Stock of said corporation, and the relative rights, preferences and limitations of such series are as stated in said resolutions.

     IN  WITNESS  WHEREOF,   said  PSEG  Energy  Holdings  Inc.  has  made  this
Certificate this 1st day of July, 1998.

                                        PSEG ENERGY HOLDINGS INC.

                                        By: /s/ Bruce E. Walenczyk
                                           -------------------------------------
                                                Bruce E. Walenczyk
                                                Vice President - Finance


[CORPORATE SEAL]

Attest:

By: /s/ Edward J. Biggins, Jr.
   ----------------------------
         Edward J. Biggins, Jr.
                  Secretary